UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2024

AMERICAN COASTAL INSURANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	633-0851
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	ACIC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 9, 2024, American Coastal Insurance Corporation (“ACIC” or the “Company”) entered into a Stock Purchase Agreement (the "Sale Agreement") with Forza Insurance Holdings, LLC ("Forza") in which ACIC will sell and Forza will acquire 100% of the issued and outstanding stock of ACIC's subsidiary, Interboro Insurance Company ("IIC"). The aggregate purchase price for the shares will be equal to IIC's GAAP shareholders' equity on the closing date. Closing is subject to customary closing conditions, including New York Department of Financial Services ("NYDFS") approval of Forza's application for acquisition of control, and NYDFS approval of a new rate and form filing.

In addition, in connection with the Sale Agreement, IIC and SageSure Insurance Managers, LLC entered into a Program Administrator Agreement (the "Administrator Agreement"), dated as of May 9, 2024, and IIC entered into a Claims Services Agreement (the "Claims Agreement") with SageSure Capital Holdings, Inc., dated as of May 9, 2024 (collectively, the "Service Agreements"). Under the terms of the Service Agreements, SageSure Insurance Managers, LLC, will provide policy administration and underwriting services and SageSure Capital Holdings, Inc will provide claims administration services on behalf of IIC.

The foregoing descriptions of the Sale Agreement, the Administrator Agreement and the Claims Agreement are not complete and are qualified in their entirety by reference to the full text of these agreements, copies of which are filed as Exhibits 1.1, 1.2 and 1.3, respectively to this Current Report on Form 8-K and are incorporated in this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
1.1	Stock Purchase Agreement, dated as of May 9, 2024, between the Company and Forza Insurance Holdings, LLC.

1.2	Program Administrator Agreement, dated as of May 9, 2024, between the Company and SageSure Insurance Managers, LLC.

1.3	Claims Services Agreement, dated as of May 9, 2024, between the Company and SageSure Capital Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

AMERICAN COASTAL INSURANCE CORPORATION
May 14, 2024	By:	/s/ B. Bradford Martz
B. Bradford Martz, President